Exhibit 32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

       Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code) each of the undersigned officers of Severn Bancorp, Inc. (the “Company”) does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarterly period ended June 30, 2010 (the “Report”) that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  August 10, 2010                                     Alan J. Hyatt
Alan J. Hyatt
Chairman of the Board, President and
Chief Executive Officer

Date:  August 10, 2010                                    Thomas G. Bevivino
Thomas G. Bevivino, Executive Vice President and
Chief Financial Officer

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code) and is not being filed as part of the Report or as a separate disclosure document.